RIDER TO CONTRACT

This Rider to Contract ("Rider") is made this 24th day of March, 1999 by and between Resort Funding, Inc. ("Buyer"), a Delaware corporation, and Premiere Development Incorporated, an Arizona corporation ("Seller"), and supplements the Contract of Sale of Timeshare Receivables with Recourse ("Agreement") as follows:

1. Page 33, Item 20 is amended to add the  following to the end of the sentence:
"subject to Buyer's approval with regard to provisions addressing release fees and subordination, nondisturbance, and notice to creditors, which approval shall not unreasonably be withheld."

2. EXHIBIT "G" (Assignment of Receivables) is deleted and replaced with EXHIBIT "G" attached to this Rider.

In witness whereof, the ponies set their hands effective the date above first written.

Seller:                                      Buyer:
Premiere Development Incorporated,           Resort funding, Inc.
an Arizona corporation

By: /s/ Joseph P. Martori                    By: /s/ Thomas J. Hamel
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Name: Joseph P. Martori                          Thomas J Hamel, President
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Title: Chairman
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